SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               STEVEN MADDEN, LTD.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           STEVEN MADDEN, CHIEF EXECUTIVE OFFICER, STEVEN MADDEN, LTD.
                 (NAME OF PERSON(S) FILING THE PROXY STATEMENT)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1)      Title of each class of securities to which transaction applies:
                  N/A
        ------------------------------------------------------------------------
2)      Aggregate number of securities to which transaction applies:
                  N/A
        ------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                  N/A
        ------------------------------------------------------------------------
4)       Proposed maximum aggregate value of transaction:
                  N/A
        ------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:
                           N/A
                  -------------------------------------------------
                  2)  Form, Schedule or Registration Statement No.:
                           N/A
                  -------------------------------------------------
                  3)  Filing Party:
                           N/A
                  -------------------------------------------------
                  4)  Date Filed:
                           N/A
                  -------------------------------------------------

                               STEVEN MADDEN, LTD.
                              52-16 BARNETT AVENUE
                           LONG ISLAND CITY, NY 11104
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1998
                    ----------------------------------------

TO THE STOCKHOLDERS OF STEVEN MADDEN, LTD.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Steven Madden, Ltd., a New York corporation (the "Company"), will be held on May 22, 1998, at the Marriott Eastside located at 525 Lexington Avenue, New York, New York at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

         1. To elect seven (7) directors to the Board of the Company for a one (1) year term;

         2. To consider and vote upon a proposal to approve the adoption of the Company's 1998 Stock Plan;

         3. To consider and vote upon a proposal to change the Company's state of incorporation from New York to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary (the "Reincorporation");

         4. To ratify the appointment of Richard A. Eisner & Company, LLP as independent auditors of the Company for fiscal year 1998; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All Stockholders are cordially invited to attend the Annual Meeting. Only those Stockholders of record at the close of business on April 10, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.



                             BY ORDER OF THE BOARD OF DIRECTORS


April 22, 1998               Steven Madden, President, Chairman of the Board and
                             Chief Executive Officer



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005.

                               STEVEN MADDEN, LTD.
                              52-16 BARNETT AVENUE
                           LONG ISLAND CITY, NY 11104

                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Steven Madden, Ltd., a New York corporation (the "Company"), for use at the annual meeting of the Company's Stockholders to be held at the Marriott Eastside located at 525 Lexington Avenue, New York, New York at 10:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect seven (7) directors to the Board of Directors of the Company for a one (1) year term, (ii) to consider and vote upon a proposal to approve the adoption of the Company's 1998 Stock Plan, (iii) to consider and vote upon a proposal to change the Company's state of incorporation from New York to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary (the "Reincorporation'), (iv) to ratify the appointment of Richard A. Eisner & Company, LLP as independent auditors of the Company for fiscal year 1998, and (v) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgement. The Company's Board of Directors recommends that the Stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.0001 par value (the "Common Stock"), of the Company at the close of business on April 10, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 52-16 Barnett Avenue, Long Island City, NY 11104 and its telephone number is (718) 446-1800. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to Stockholders is April 22, 1998. The Company's Annual Report for the fiscal year ended December 31, 1997, including audited financial statements, are being sent to Stockholders together with this Proxy Statement and are incorporated herein by reference.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding 8,654,773 shares of Common Stock held by approximately 91 holders of record and 2,710 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as a Director named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such Proposal. The approval of the adoption of the Company's 1998 Stock Plan described in Proposal 2 must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The approval of the Reincorporation set forth in Proposal 3 must be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock. The ratification of the appointment of Richard A. Eisner & Company, LLP as independent auditors of the Company for fiscal year 1998 described in Proposal 4 must be approved by the affirmative vote of the majority of shares present at the meeting, in person or by proxy. Abstentions and broker non-votes will have no effect with respect to Proposal 1 and Proposal 4, and will have the effect of a "no" vote with respect to Proposal 2 and Proposal 3. BROKERS WHO HOLD SHARES IN STREET NAME MAY VOTE ON BEHALF OF BENEFICIAL OWNERS WITH RESPECT TO PROPOSALS 1 AND 4. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by Stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Stockholder or his attorney authorized in writing or, if the Stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a Stockholder to dissent and obtain the appraisal of or payment for such Stockholder's shares.

                                  PROPOSAL ONE

TO ELECT SEVEN DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of three (3) directors, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of seven (7) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated seven (7) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the seven (7) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The Proxies will be voted for the election of the seven (7) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the Proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

         STEVEN MADDEN has been since the Company's inception, the Chairman of the Board, Chief Executive Officer and President. In 1980, Mr. Madden joined L.J. Simone, a domestic footwear manufacturer, as an Account Executive. At that time, L.J. Simone had annual sales of approximately $800,000. Mr. Madden was promoted to Sales Manager and Director of Product Development and was instrumental in the company's growth to $28 million in annual sales. After leaving L.J. Simone in 1988, Mr. Madden joined M.C.M. Footwear, where he commenced the design, development and marketing of the "Souliers" line of footwear for women. In 1990, Mr. Madden founded the Company.

         RHONDA J. BROWN has been the Chief Operating Officer of the Company since July 1996 and a Director of the Company since November 1996. From July 1988 to July 1992, Ms. Brown served as Senior Vice-President and General Merchandise Manager to Lord & Taylor, a division of the May Company. From August 1992 to December 1994, Ms. Brown served as Merchandise President of Macy's East, a division of R.H. Macy & Co., Inc. Prior to joining the Company, Ms. Brown served as President and Chief Executive Officer of Icing, Inc. from May 1995 to December 1995. Ms. Brown attended the American University, receiving a BS in Marketing and Public Communications in 1976.

         ARVIND DHARIA has been the Chief Financial Officer of the Company since October 1992 and a Director since December 1993. From December 1988 to September 1992, Mr. Dharia was Assistant Controller of Millennium III Real Estate Corp.

         JOHN BASILE has been the Director of Operations of the Company since June 1994 and a Director of the Company since November 1996. Mr. Basile was a Sales Manager at Bellini Imports from 1980 to 1990. From 1990 to 1994, Mr. Basile was Executive Vice President of Cougar U.S.A. responsible for the United States Division of Susan Shoes of Canada.

         JOHN L. MADDEN has been a Director of the Company since the Company's inception. From February 1990 to April 1992, Mr. Madden served as a Branch Office Manager for Biltmore Securities Corp. From April 1992 until August 1993, Mr. Madden was associated with GKN Securities, Inc. as a Senior Account Executive. From August 1993 to April 1994, Mr. Madden returned to Biltmore Securities as a Managing Director and registered sales representative. From May 1994 to May 1996 Mr. Madden served as Vice President of Investments for GKN Securities, Inc. From May 1996 through December 1996, Mr. Madden was associated with Kenny Securities, Inc. As of January 1997, Mr. Madden has been associated with Merit Capital, Corp. Mr. Madden is the brother of Steven Madden, the Company's Chairman of the Board, Chief Executive Officer and President.

         PETER MIGLIORINI has been a Director of the Company since October 1996. From 1987 to 1994, Mr. Migliorini served as Director of Operations for Mackroyce Group. Mr. Migliorini has previously served in a number of capacities, ranging from Assistant Buyer to Chief Planner/Coordinator for several shoe companies including Meldisco Shoes, Perry Shoes, and Fasco Shoes. From 1994 to present, Mr. Migliorini has served as Sales Manager for Greschlers, Inc., a major supply company located in Brooklyn, New York.

         LES WAGNER has been a Director of the Company since October 1996. Mr. Wagner has served in a number of other capacities for Baker/Leeds Shoe Store, a Division of Edison Brothers Stores, Inc. from 1963 to 1993 which included, President, Gussini Discount Shoe Division from 1987 to 1988; Vice President Real Estate Northeast Area from 1988 to 1989; and General Merchandise Manager from 1989 to 1993. From 1993 to 1996, Mr. Wagner served as the President of Baker/Leeds. Mr. Wagner attended Harvard University, completing the Advanced Management Program (AMP 100). Mr. Wagner performs consulting services for the Company from time to time.

         Steven Madden and John L. Madden are brothers. Except for such relationship, there are no family relationships among any of the directors or executive officers of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MS. RHONDA BROWN AND MESSRS. STEVEN MADDEN, ARVIND DHARIA, JOHN BASILE, JOHN
L. MADDEN, PETER MIGLIORINI AND LES WAGNER. UNLESS OTHERWISE INSTRUCTED OR UNLESS AUTHORITY TO VOTE IS WITHHELD, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met four (4) times during the fiscal year ended December 31, 1997. No incumbent Director attended fewer than 75% of the total number of Board of Directors meetings. The Board of Directors has standing Audit, Real Estate and Compensation Committees.

         The Audit Committee of the Board of Directors consists of directors John L. Madden, Les Wagner, and Peter Migliorini, none of whom is an employee of the Company. This Committee is primarily responsible for reviewing the services performed by the Company's independent auditors, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The Compensation Committee of the Board of Directors consists of directors Steven Madden, John L. Madden and Peter Migliorini. The Compensation Committee is primarily responsible for reviewing compensation to be paid to officers of the Company, and for administering the Company's compensation plans.

         The Real Estate Committee of the Board of Directors consists of directors Steven Madden, Rhonda Brown and Les Wagner. This Committee is primarily responsible for overseeing real estate transactions for the Company. In light of the Company's aggressive retail store expansion plan, the Real Estate Committee was formed to consider proposed real estate transactions for approval.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

DIRECTORS AND EXECUTIVE OFFICERS

         Certain information concerning the Directors and Executive Officers of the Company is set forth below:

NAME                               AGE            POSITION(S) WITH THE COMPANY
----                               ---            ----------------------------
Steven Madden                      40             Chairman of the Board,
                                                  Chief Executive Officer, and President
Rhonda Brown                       42             Chief Operating Officer and Director
Arvind Dharia                      48             Chief Financial Officer, Secretary and Director
John Basile                        46             Executive Vice President and Director
Gerald Mongeluzo                   57             President of Adesso-Madden, Inc.
John L. Madden                     51             Director
Peter Migliorini                   49             Director
Les Wagner                         57             Director

See "Biographical Summaries of Nominees for the Board of Directors" for biographical summaries of Ms. R. Brown and Messrs. S. Madden, A. Dharia, J. Basile, J. Madden, P. Migliorini and L. Wagner.

         GERALD MONGELUZO, has been President of Adesso-Madden, Inc., a wholly owned subsidiary of the Company, since September 1995. Mr. Mongeluzo founded Prima Shoes, Inc., a buying agent of private label shoes, and served as President from 1984 to 1987. From 1987-1991, Mr. Mongeluzo was the President of the Prima Barbaro Division of Cells Enterprise, Inc. Prior to joining the Company, Mr. Mongeluzo was the founder and President of Adesso Shoes, Inc., a buying agent of private label shoes.

         All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

         Directors receive options to purchase 20,000 shares of Common Stock per year as compensation for their services. Commencing with fiscal year 1998, directors who are also officers of the Company will not receive any compensation for serving on the Board of Directors. All directors are reimbursed by the Company for any expenses incurred in attending directors' meetings.

         There are no family relationships among any of such persons, except that Steven Madden, the Company's founder, Chairman of the Board and Chief Executive Officer and President, and John L. Madden, a director of the Company, are brothers.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


SUMMARY COMPENSATION TABLE

The following table sets forth for each of the last three fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 the remuneration paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers.

                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                               LONG-TERM
                                            ANNUAL COMPENSATION         COMPENSATION AWARDS
--------------------------------------------------------------------------------------------------------------------
NAME AND                   FISCAL                         OTHER ANNUAL      RESTRICTED               ALL OTHER
PRINCIPAL POSITION         YEAR     SALARY($)    BONUS($) COMPENSATION($)   STOCK($)    OPTIONS(#)   COMPENSATION($)
--------------------------------------------------------------------------------------------------------------------
Steven Madden, President   1997     $232,692     $473,496                                 540,000     $243,395(1)
and Chief Executive        1996     $207,692     $436,458                                  20,000     $146,785(1)
Officer                    1995     $182,692     $423,341                               1,000,000

Rhonda Brown, Chief        1997     $208,342     $ 57,500                                 176,000
Operating Officer          1996     $ 96,153     $   0.00                                  60,000
                           1995        *****        *****

Arvind Dharia,             1997     $117,000     $   0.00                                  40,000     $ 86,968(2)
Chief Financial Officer    1996     $165,886     $   0.00                                  20,000     $ 48,886(2)
                           1995     $130,000     $   0.00                                  20,000

John Basile                1997     $250,000     $ 81,303                                  40,000
Director of Operations     1996     $173,786     $178,000                                 100,000
                           1995     $135,000     $226,094                                 100,000

Gerald Mongeluzo           1997     $215,615     $ 29,336                                  22,500
President, Adesso-         1996     $208,000     $   0.00                                  30,000
Madden, Inc.               1995        *****        *****

--------------------------

(1)  Life insurance premium paid on behalf of Mr. Madden.
(2)  Life insurance premium paid on behalf of Mr. Dharia.

         The following table sets forth certain information with respect to options granted during the last fiscal year to the Company's Chief Executive Officer and the other executive officers named in the above Summary Compensation Table.

                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR

                            Number of Securities
                                 Underlying                Percent of Total          Exercise or
                                Options/SARS            Options/SARS Granted to       Base Price
   Name                          Granted(#)            Employees in Fiscal Year        ($/Sh)        Expiration Date
   ----                          ----------            ------------------------        ------        ---------------
   Steven Madden                  500,000                       [43.4%]                 3.31             7/3/2007
                                   20,000                        [1.7%]                 5.50            7/15/2000
                                   20,000                        [1.7%]                 6.00             1/2/2000

   Rhonda Brown                    90,000                        [7.8%]                 5.50            7/15/2007
                                   66,000                        [5.7%]                 5.50            7/15/2001
                                   20,000                        [1.7%]                 6.00             1/2/2000

   Arvind Dharia                   20,000                        [1.7%]                 5.50            7/15/2007
                                   20,000                        [1.7%]                 6.00             1/2/2000

   John Basile                     20,000                        [1.7%]                 5.50            7/15/2007
                                   20,000                        [1.7%]                 6.00             1/2/2000

   Gerald Mongeluzo                22,500                        [2.0%]                 5.50            7/15/2007

   ----------------


         The following table sets forth certain information with respect to options exercised during the last fiscal year by the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of the last fiscal year:


                AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                            Shares                            Number of Securities          Value of Unexercised in the
                         Acquired on  Value Realized         Underlying Unexercised            Money Options/SARs at
           Name          Exercise (#)       $               Options/SARS at FY-End (#)            FY-End ($) (1)
           ----          ------------    -------            ---------------------------     ---------------------------
                                                            Exercisable   Unexercisable     Exercisable   Unexercisable
                                                            -----------   -------------     -----------   -------------
       Steven Madden        300,000      525,000              520,000        540,000         4,290,000      4,455,000

       Rhonda Brown           ----         ----                22,000        154,000           181,000      1,270,500

       Arvind Dharia         25,000      137,500               35,000         40,000           288,750        330,000

       John Basile            ----         ----               200,000         40,000         1,650,000        330,000

       Gerald Mongeluzo       ----         ----                30,000         22,500           247,500        185,625



         (1)   Based upon a closing bid price on April 3, 1998 of $8.25 per share as reported by The Nasdaq Stock Market.



1998 STOCK PLAN

         As of January 16, 1998, the Board of Directors of the Company, adopted the 1998 Stock Plan (hereinafter called the "1998 Plan"), subject to approval of the Company's stockholders. The purpose of the 1998 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 1998 Plan is expected to provide even greater flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. See Proposal number 2 - Adoption of the 1998 Stock Plan.

OTHER OPTIONS

         In March 1995, the Company issued options to purchase 1,000,000 shares of its Common Stock to a company wholly owned by the Company's President, Chief Executive Officer and a stockholder. The options were subsequently transferred to the President. The options which are fully exercisable, have an exercise price of $1.75 and an exercise period of 10 years. Unearned compensation was recorded in the amount of $575,000, which represents the difference between the exercise price and the fair value of the stock on the date of grant, and was classified as a component of stockholders' equity. The unearned compensation was being amortized over four years, however, there was no net charge to earnings since the amount which would otherwise be recorded as compensation reduced the President's bonus. If such bonus was not sufficient to offset the amortization in any of the four years, the President was required to pay to the Company an amount equal to the shortage. The unamortized portion was charged to operations in the current year in connection with the President's amended employment agreement.

EMPLOYMENT AGREEMENTS

         In July 1997, the Company entered into a ten (10) year Employment Agreement with Steven Madden, the Company's founder, Chief Executive Officer, President and Chairman. The Company agreed to pay Mr. Madden an annual salary of $275,000 for the two year period commencing January, 1998, $300,000 for the third year and an incremental increase of ten percent (10%) per annum for each year thereafter. The agreement provided for payment of a signing bonus of $200,000, and annual non-accountable expense allowance of $50,000 and use of an automobile having a retail selling price of no more than $50,000. In addition, in the event of Mr. Madden's total disability or his death, the Company is obligated to pay to Mr. Madden's estate an amount equal to the appropriate salary for the twelve (12) month period immediately subsequent to the date of total disability or his death. In the event Mr. Madden's employment agreement is terminated for any reason other than "for cause" or due to his "total disability", the Company is obligated to pay Mr. Madden the balance of his salary, fifty percent (50%) upon termination and the remaining fifty percent (50%) in annual installments over the life of the agreement. Further, in the event of a "change of control" of the company, Mr. Madden is entitled to terminate the Employment Agreement and to receive the balance of his salary upon termination and an amount equal to his bonus (if any) for the preceding calendar year multiplied by the remaining years left under his Employment Agreement. Mr. Madden's Employment Agreement contains other customary provisions.

         In July 1996, the Company entered into a three (3) year Employment Agreement with Rhonda Brown pursuant to which Ms. Brown will serve as the Company's Chief Operating Officer. The Company agreed to pay Ms. Brown an annual salary of $200,000 plus a cash bonus based upon the Company's earnings before the payment of interest and taxes ("EBIT"). The agreement provided that Ms. Brown received options to purchase 66,000 shares of the Company's Common Stock at an exercise price equal to the closing bid price of the Company's Common Stock on June 28, 1996, as quoted on The Nasdaq Stock Market. During the term of the Agreement, Ms. Brown shall be entitled to receive a cash performance bonus based upon the Company's consolidated earnings before the payment of interest or taxes or deduction for depreciation ("EBIT-D") as reflected on the Company's quarterly reports on Form 10-QSB. By August 31, 1997, 1998 and 1999, Ms. Brown will be entitled to receive a Cash Bonus equal to four percent (4%) of the amount by which the aggregate EBIT-D for the four (4) calendar quarters ending on the most recent June 30th exceed EBIT-D for the four (4) calendar quarters ending on the preceding June 30th. The agreement also provides that on each August 30th during the term of the Agreement, Ms. Brown is entitled to receive options (the "Option Bonus") to purchase a number of shares of Common Stock equal to the dollar amount of the Cash Bonus. The options comprising the Option Bonus are exercisable at a price equal to the average closing bid price of the Company's shares of Common Stock for the five trading days ending on August 29th. The agreement further provides that if at any time during the term of the agreement, the Company's EBIT-D aggregated over four (4) consecutive fiscal quarter equals or exceeds $20,000,000, Ms. Brown shall be entitled to receive an additional bonus equal to two hundred thousand dollars ($200,000). Ms. Brown's Employment Agreement contains other customary provisions.

         In January 1998, the Company entered into a four (4) year Employment Agreement, subject to automatic extension for one (1) year unless either party terminates the agreement with ninety (90) days' prior notice, with Arvind Dharia, pursuant to which Mr. Dharia will serve as the Company's Chief Financial Officer. The Company agreed to pay Mr. Dharia an annual salary of $140,000 subject to annual incremental increases of ten percent (10%) commencing on the third anniversary of the Employment Agreement. The agreement provides that Mr. Dharia receive an option to purchase 25,000 shares of the Company's Common Stock on June 30 of each year during the term of the agreement. The options are to vest quarterly over a period of one (1) year and are exercisable at an exercise price equal to the closing bid price of the Company's Common Stock on June 30 of each year, as quoted on The Nasdaq Stock Market. If the Company does not extend the term of Mr. Dharia's Employment Agreement (other than "for cause" or "total disability"), Mr. Dharia shall receive severance pay equal to three months salary on the expiration of the agreement. In addition, in the event of Mr.

Dharia's total disability or death the Company is obligated to pay Mr. Dharia or his estate an amount equal to the appropriate salary for the twelve (12) month period immediately subsequent to the date of his total disability or death. In the event Mr. Dharia's employment agreement is terminated for any reason other than "for cause" or due to his "total disability", the Company is obligated to pay Mr. Dharia the balance of his salary and benefits, fifty percent (50%) on January 1 after the date of termination and the remaining fifty percent (50%) one year after. Further, in the event of a "change in control" of the Company, Mr. Dharia is entitled to terminate the Employment Agreement and to receive the balance of his salary upon termination and an amount equal to his bonus (if any) for the preceding calendar year multiplied by the remaining years left under his Employment Agreement plus $200,000 as severance pay. Mr. Dharia's Employment Agreement contains other customer provisions.

         As of January 1998, the Company entered into a three (3) year Employment Agreement with John Basile pursuant to which Mr. Basile will serve as the Company's Executive Vice President-Product Development and Design. The Company agreed to pay Mr. Basile an annual salary of $275,000 subject to an annual increase of $25,000 on each anniversary of the Employment Agreement. The agreement provides that Mr. Basile receive an option to purchase 50,000 shares of the Company's Common Stock on the date of execution of the Employment Agreement at an exercise price of $7.50 per share. In addition, the agreement provides that Mr. Basile receive on the date on which the Company's 1998 Stock Plan is approved by stockholders (and subject to such approval being received)
(a) an option to purchase 200,000 shares of the Company's Common Stock which options shall vest immediately and are exercisable at an exercise price of $7.50 per share, and (b) an option to purchase 100,000 shares of the Company's Common Stock which options shall vest on December 31, 1999 and are exercisable at a price equal to the average closing bid price of he Company's Common Stock for the five (5) trading days ending two (2) trading days prior to the date of such stockholder approval. The agreement provides for Mr. Basile to receive a lump sum payment of $250,000 in the event that the stockholders do not approve the Company's 1998 Stock Plan. During the term of the Employment Agreement, Mr. Basile shall be entitled to receive a cash performance bonus based on the annual earnings of the Company's wholesale division (for the sale of Steve Madden(R) and David Aaron(R) footwear brands) before the payment of interest and taxes ("Wholesale EBIT"). By March 30, 1998, 1999, 2000 and 2001, Mr. Basile will be entitled to receive a cash bonus equal to four percent (4%) of Wholesale EBIT for the fiscal year ending on the December 31 preceding such date, calculated in accordance with generally accepted accounting principles. The agreement further provides that if the Company records Wholesale EBIT of not less than an aggregate of $10,000,000 during any four (4) consecutive fiscal quarters during the term of the Employment Agreement, Mr. Basile shall be entitled to receive an additional cash bonus of $100,000 and an option to purchase 100,000 shares of the Company's Common Stock (subject to the approval of the Company's stockholders) which options shall vest over a period of five (5) years from the date of grant and are exercisable at a price equal to the average closing bid price of the Company's shares of Common Stock for the five (5) trading days ending two (2) trading days prior to the date of issuance. In the event Mr. Basile's Employment Agreement is terminated for any reason other than "for cause" or due to his "total disability", the Company is obligated to pay Mr. Basile's salary through the date of termination and severance compensation equal to the salary due to Mr. Basile for the remainder of the term of his Employment Agreement (as if it had not been terminated) together with all options due to be granted to him under the Employment Agreement. Mr. Basile's Employment Agreement contains other customary provisions.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. See "Compensation of Directors and Executive Officers."

                                        Amount and
                                        Nature of          Percentage
         Name and Address               Beneficial         (%) of
         Of Beneficial Owner(1)         Ownership(2)       Class(2)
         ---------------------          ------------       --------
         Steven Madden(3)               1,704,816(4)       18.6%
         BOCAP Corp.(5)                 1,704,816(6)       18.6%
         John Madden(7)                       ---          ---
         Arvind Dharia(8)                  35,000(9)        *
         John Basile(10)                 450,000(11)        4.9%
         Leslie Wagner(12)                    ---          ---
         Rhonda Brown(13)                 22,000(14)        *
         Gerald Mongeluzo(15)             30,000(16)        *
         Peter Migliorini(17)                 ---          ---
         EGS Partners, LLC               567,800(18)        6.6%
         Bev Partners, L.P.              567,800(18)        6.6%
         Jonas Partners, L.P.            567,800(18)        6.6%
         Robert F. Greenbaum
           and Frances S. Greenbaum      747,550(19)        8.6%
         Directors and Officers
           as a Group (8 persons)         2,241,816        23.1%

-----------------
         *        indicates beneficial ownership of less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.

(2) Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-B of the Securities Act of 1933 and Rule 13(d)-3 of the Securities Exchange Act.

(3) Mr. Madden is the Chairman of the Board, Chief Executive Officer and President of the Company.

(4) Includes (i) 1,184,816 shares of Common Stock held by BOCAP, a corporation owned by Mr. Madden, (ii) 500,000 shares of Common Stock issuable upon the exercise of an option held by Mr. Madden at an exercise price of $1.75 per share, and (iii) 20,000 shares of Common Stock issuable upon the exercise of an option granted to Mr. Madden at an exercise price of $5.50 per share. See "Executive Compensation-Employment Agreements."

(5) BOCAP Corp. is a company wholly-owned by Steven Madden, the Chairman of the Board, Chief Executive Officer and President of the Company.

(6) Includes (i) 500,000 shares of Common Stock issuable upon the exercise of an option held by Mr. Madden at an exercise price of $1.75 per share, and (ii) 20,000 shares of Common Stock issuable upon the exercise of an option granted to Mr. Madden, at an exercise price of $5.50 per share.

(7)      John  Madden,  a  director  of the  Company,  is the  brother of Steven
         Madden.

(8)      Mr.  Dharia  is a  Director  and the  Chief  Financial  Officer  of the
         Company.

(9) Includes (i) 15,000 shares of Common Stock issuable upon the exercise of an option at an exercise price of $5.50 per share, and (ii) 20,000 shares of Common Stock issuable upon the exercise of an option at an exercise price of $6.00 per share.

(10)     Mr. Basile is a director and Executive Vice President of the Company.

(11) Includes (i) 100,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $5.50, (ii) 100,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $7.97, (iii) 50,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $7.50, and (iv) 200,000 shares of Common Stock issuable upon the exercise of options (which are subject to the approval of the Company's stockholders) at an exercise price of $7.50 per share.

(12)     Mr. Wagner is a director of the Company.

(13)     Ms. Brown is a Director and the Chief Operating Officer of the Company.

(14) Includes 22,000 shares of Common Stock issuable upon the exercise of options, at an exercise price of $5.50 per share.

(15) Mr. Mongeluzo is the President of Adesso-Madden, Inc., a subsidiary of the Company.

(16) Includes 30,000 shares of Common Stock issuable upon the exercise of options, at an exercise price of $5.50 per share.

(17)     Mr. Migliorini is a director of the Company.

(18) Includes shares of Common Stock beneficially owned by members of group (as defined in Section 13(d) of the Securities Exchange Act of 1934) as follows: (i) EGS Partners, LLC, 321,500, (ii) EGS Associates, L.P., 103,500, (iii) Bev Partners, L.P., 64,500, (iv) Jonas Partners, L.P., 52,500 and (v) 25,800 shares owned by Mr. Jonas Gerstle (a member of EGS Partners and a general partner of EGS Associates, Bev Partners and Jonas Partners) and certain member of his family.

(19) Includes 85,340 shares of Common Stock issuable upon the exercise of 85,340 of the Company's Class B Company's Redeemable Common Stock Purchase Warrants.

                              CERTAIN TRANSACTIONS

         The Company has been advised by BOCAP, Inc. ("BOCAP"), a company wholly-owned by Steven Madden, the Company's Chairman of the Board, Chief Executive Officer and President, that a lawsuit brought by Jordan Belfort in June 1997 in his capacity as a holder of a promissory note (the "Note") issued by BOCAP in December 1993 in connection with the purchase by BOCAP of shares of the Company's Common Stock has been settled amicably. In connection with the settlement with Mr. Belfort, BOCAP borrowed $2.9 million (the "Loan") from the Company's factor and pledged 899,000 shares of the Company's Common Stock owned by BOCAP as collateral for the repayment therefor (the "Pledged Shares"). In addition, the Company guaranteed BOCAP's obligations under the Loan until the Pledged Shares were registered for sale to the public or the Loan is repaid in full, whichever occurred first. A registration statement covering the sale of the Pledged Shares was declared effective on March 5, 1998.

                                  PROPOSAL TWO

                         ADOPTION OF THE 1998 STOCK PLAN

         As of January 16, 1998 the Board of Directors of the Company, subject to approval of the Company's stockholders, adopted the 1998 Stock Plan (hereinafter called the "1998 Plan"). The purpose of the 1998 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.0001 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 1998 Plan is attached as Annex A to this Proxy Statement and the description of the 1998 Plan set forth below is qualified in its entirety by reference to the full text of the 1998 Plan.

DESCRIPTION OF THE 1998 PLAN

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1998 Plan is initially 1,000,000 shares. Shares issuable under the 1998 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the

Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

          Options granted under the 1998 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the 1998 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         The Board may amend, alter, suspend, discontinue or terminate the 1998 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1998 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1998 Plan shall terminate ten (10) years after adoption by the shareholders.

OTHER INFORMATION

         The closing bid and ask prices of the Common Stock on the Nasdaq National Market on April 3, 1998 were $8.25 and $8.375, respectively. No options or other awards will be effective under the 1998 Plan unless and until the 1998 Plan is approved by Stockholders at the Annual Meeting.

RECOMMENDATION OF BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED 1998 PLAN.

                                 PROPOSAL THREE

                    REINCORPORATION IN THE STATE OF DELAWARE

GENERAL

         For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from New York to Delaware (the "Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Proxy Statement, the term "Company" refers to the existing New York corporation and the term "SML Delaware" refers to the new Delaware corporation, a wholly-owned subsidiary of the Company, that was formed by the Company in preparation for the Reincorporation and is the proposed successor to the Company.

         The Reincorporation will be effected by merging the Company into SML Delaware (the "Merger"), which is to be effected in accordance with the terms of an Agreement and Plan of Merger, a form of which is attached hereto as Annex B (the "Merger Agreement"). Upon completion of the Merger, (i) the Company will cease to exist, (ii) SML Delaware will continue to operate the business of the Company under the name "Steven Madden, Ltd.," (iii) the shareholders of the Company's Common Stock automatically will become the stockholders of SML
Delaware, (iv) the shareholders will have rights, as stockholders of SML Delaware and no longer as shareholders of the Company and will be governed by Delaware law, SML Delaware's Certificate of Incorporation and By-laws rather than by New York law, the existing Certificate of Incorporation and By-laws of the Company, (v) warrants and options to purchase shares of the Company's Common Stock automatically will be converted into warrants or options to acquire an equal number of equivalent shares of SML Delaware's Common Stock, and (vi) no change will occur in the name, physical location, business, management, assets, liabilities or net worth of the Company.

         The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of SML Delaware's Certificate of Incorporation and SML Delaware's By-laws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of SML Delaware by Delaware law, SML Delaware's Certificate of Incorporation and SML Delaware's By-laws will or may in the future alter certain rights of the shareholders.

         Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, $.0001 par value, automatically will be converted pro-rata into one share of SML Delaware Common Stock, $.0001 par value, upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of SML Delaware. IT WILL BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING

COMPANY STOCK CERTIFICATES FOR SML DELAWARE STOCK CERTIFICATES. See "Exchange of Shares".

         Under New York law, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock of the Company is required for approval of the Merger and the other terms of the Reincorporation. The Reincorporation has been approved unanimously by the Company's Board of Directors. If approved by the shareholders, and if certain other conditions set forth in the Merger Agreement are satisfied, the Reincorporation will become effective upon the filing of the Merger Agreement and related documentation with both Delaware's and New York's respective Secretary of State (the "Effective Date") The Board of Directors intends that the Reincorporation be consummated as soon as practicable following the Annual Meeting of Shareholders. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.

         The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of SML Delaware (the "Certificate of Incorporation") and the By-laws of SML Delaware ("By-Laws"), a copy of each of which is attached hereto as Annex B, C and D, respectively.

VOTE REQUIRED

         Approval of the Reincorporation, which also will constitute approval of the Merger Agreement, the Certificate of Incorporation and the By-laws of SML Delaware, will require the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company's Common Stock entitled to vote.

PRINCIPAL REASONS FOR THE REINCORPORATION

ADVANTAGES OF  DELAWARE CORPORATION LAW.

         For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining Delaware law. The Reincorporation accordingly will be beneficial to the Company in that it will give the Company (i) a greater degree of predictability and certainty regarding how the Company's affairs should be conducted in order to comply with applicable laws (such predictability and certainty resulting from a large body of case law decided under those laws) and (ii) the comfort and security resulting from the Company's awareness of the responsiveness of Delaware's legislature and courts to the needs of corporations organized under Delaware's jurisdiction. For these reasons, many American corporations that have initially chosen their home state for their state of incorporation have subsequently changed their corporate domicile to Delaware in a manner similar to the Reincorporation.

ANTI-TAKEOVER IMPLICATIONS.

         Delaware, like many other states, permits a corporation to adopt a number of measures (through amendment of the corporate charter or bylaws or otherwise) designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation proposal is not being proposed in order to prevent any known attempt to acquire control of the Company, obtain representation on the Board of Directors or take any significant action affecting the Company. Such anti-takeover measures would enhance the ability of the Board of Directors to negotiate with an unsolicited bidder. Although "anti-takeover" measures may be implemented under New York law, substantial judicial precedent exists in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts, and, in the context of a future unsolicited takeover event, such precedent will give the Board of Directors greater assurance and confidence that the defensive strategies and conduct of the Board of Directors are in full compliance with applicable laws and will be effective under the circumstances.

         The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and (c) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits.

         By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, such board of directors can and should take account of the underlying and long-term values of the Company's assets, the possibilities for alternative transactions on more favorable terms, the possible advantages of a tax-free reorganization, the anticipated favorable developments in the Company's business not yet reflected in the stock price and the equality of treatment of all the Company's shareholders.

POSSIBLE DISADVANTAGES

         Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' right and the powers of management under Delaware and New York law see "Significant Differences Between the Corporation Laws of New York and Delaware."

         Despite the unanimous belief of the Board of Directors as to the benefits to shareholders of the Reincorporation, the Reincorporation may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors but may be deemed by a majority of the shareholders to be in their best interests (because, for example, the possible takeover could cause shareholders to receive a substantial premium for their shares over their then current market value or over the shareholders' cost basis in such shares). As a result of such effects of the Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the Reincorporation will enable the Board of Directors to resist a takeover or a change in control of the Company, the Reincorporation could make it more difficult to change the existing Board of Directors and management.

NO CHANGE IN THE NAME, BUSINESS OR LOCATION OF THE COMPANY.

         The Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Reincorporation will NOT result in any change in the name, business, management, fiscal year, or location of the principal facilities of the Company.

THE CHARTERS AND BY-LAWS OF THE COMPANY AND SML DELAWARE

         The provisions of the SML Delaware Certificate of Incorporation and By-laws are similar to those of the Company's Articles of Incorporation and By-laws. The Reincorporation includes the implementation of certain provisions in the SML Delaware Certificate of Incorporation and By-laws that are not included in the Company's Certificate of Incorporation or By-laws, but whose effect will be to keep essentially intact the rights of shareholders as they currently exist under the Company's Certificate of Incorporation and By-laws. The material differences between the Company's Certificate of Incorporation and By-laws and SML Delaware's Certificate of Incorporation and By-laws are described below. Certain changes altering the rights of shareholders and power of management could be implemented in the future by amendment to the Certificate of Incorporation following shareholder approval, and certain of such changes could be implemented by amendment of the By-laws of SML Delaware without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of New York and Delaware." Approval by the shareholders of the Reincorporation will constitute an approval of the inclusion in the SML Delaware Certificate of Incorporation and By-laws of each of the provisions described below. This discussion of the Certificate of Incorporation and By-laws of SML Delaware is qualified by reference to Annex C and D hereto, respectively.

         NUMBER  OF  DIRECTORS,   See  "Significant   Differences   Between  the
Corporation Laws of New York and Delaware Number of Directors".

         AUTHORIZED STOCK. The Certificate of Incorporation of the Company authorizes 60,000,000 shares of capital stock, which consist of 60,000,000 shares of Common Stock $.0001 par value per share. Each share of Common Stock will be converted into one share of SML Delaware Common Stock. The Certificate of Incorporation of SML Delaware will provide for 60,000,000 shares of Common Stock, with a $.0001 par value per share and 5,000,000 shares of Preferred Stock, $.0001 per share.

COMPLIANCE WITH DELAWARE AND NEW YORK LAW.

         NEW YORK. Following the Annual Meeting of Shareholders, if the Reincorporation is approved, the Company will submit the Merger Agreement to the office of the New York Secretary of State for filing.

         DELAWARE.  Following  the  Annual  Meeting  of  Shareholders,   if  the
Reincorporation is approved, the Company will submit the Merger Agreement to the office of the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEW YORK AND DELAWARE

         The Business Corporation Law of New York ("New York Law") and the General Corporation Law of Delaware ("Delaware Law") differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but some of the principal differences that could materially affect the rights of shareholders are discussed below.

CLASSIFICATION OF THE BOARD OF DIRECTORS.

         New York Law permits a classified board with as many as four classes but forbids fewer than three directors in any class.

         Delaware Law permits but does not require the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes, with staggered terms of office and with only one class of directors coming up for election each year. Unless otherwise provided for in a certificate of incorporation, Delaware Law provides that directors who serve on a classified board can only be removed with cause. The new Certificate of Incorporation does not provide for such a classified board and does not contradict the statute with regard to removal.

SHAREHOLDER VOTE FOR MERGERS; ANTI-TAKEOVER PROVISIONS.

         Delaware Law relating to mergers and other corporate reorganizations differs from New York Law in a number of respects.

         New York Law requires that a plan of merger or disposition of all or substantially all assets not in the usual or regular course of business be approved by the holders of two-thirds of all outstanding shares entitled to vote.

         Under Delaware Law, holders of only a majority (as opposed to two-thirds under New York Law) of all outstanding shares entitled to vote must approve a merger or dispositions of all or substantially all assets. Furthermore, Delaware Law does not require a shareholder vote of the surviving corporation in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each outstanding share of the surviving corporation before the merger is unchanged or becomes a treasury share of the surviving corporation, and (c) the number of additional shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.

         New York Law contains certain anti-takeover provisions that prohibit any "business combination" between a "domestic corporation" and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if
(i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested shareholder or (ii) certain statutory fair price requirements are met. New York Law defines "domestic corporation" as any corporation that (x) is incorporated in New York, and, (y) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% subsidiaries) and (z) has a least 10% of its stock beneficially owned by New York residents. The Company is currently a New York "domestic corporation" under this definition. An
"interested shareholder" is any person who beneficially owns, directly or indirectly 20% or more of the outstanding voting stock of the corporation.

         Delaware Law contains certain anti-takeover provisions that prohibit any business combination between a Delaware corporation and an "interested shareholder" for three years following the date that the interested shareholder became an interested shareholder unless (i) prior to that date the board approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder, the interested shareholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors), or (iii) on or subsequent to such date the business combination is approved by the board and at least two-thirds of the outstanding shares of voting stock not owned by the interested shareholder. The Delaware statute defines "interested shareholder" as any person who beneficially owns, directly or indirectly, 15% or more of outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations or employees be located in Delaware in order to enjoy the protection of the law.

NUMBER OF DIRECTORS.

         Under Delaware Law, a board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws. The power to do so is specifically recognized in the New York By-Laws. Under New York Law, provided that the number of directors be not less than three, any higher number may be fixed by the by-laws or by action of the shareholders or of the board under specific provisions of the by-laws adopted by the shareholders.

SHAREHOLDER ACTION BY WRITTEN CONSENT.

         New York Law permits shareholder action in lieu of a meeting only if all the shareholders who would have been entitled to vote upon a given action if a meeting were held on such action consent in writing to such action. Delaware Law permits shareholder action in lieu of a meeting upon the consent of holders of the minimum number of votes that would be necessary to take an action, unless otherwise prohibited by the certificate of incorporation. The new Certificate of Incorporation does not prohibit such shareholder action by written consent.

INSPECTION OF SHAREHOLDERS' LIST.

         New York Law with respect to the inspection of shareholder's lists provides a right of inspection to any person who shall have been a shareholder for at least 6 months immediately proceeding his or her demand for any person holding at least 5% of a class of outstanding shares on at least 5 days' written demand. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. Delaware Law permits any shareholder to inspect the shareholder's list for a purpose reasonably related to such person's interest as a shareholder and, during the 10 days preceding the shareholder's meeting, for any purpose germane to that meeting.

PAYMENT OF DIVIDENDS.

         Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon a distribution of assets). In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent upon the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, without regard to their historic book value.

         Under New York Law dividends may be declared and distributions may be made out of surplus only, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than earned surplus, it shall be accompanied by a written notice (1) disclosing the amounts by which such dividend or distribution affects stated capital, capital surplus and earned surplus, or (2) is such amounts are not determinable at the time of such notice, disclosing the approximate effect of such dividend or distribution upon stated capital, capital surplus and earned surplus and stating that such amounts are not yet determinable.

APPLICATION OF BUSINESS CORPORATION LAW OF NEW YORK TO DELAWARE CORPORATION

         New York Law provides that if the Delaware company conducts local business in New York, then the Delaware company must apply for authority to do business in New York and will become subject to certain provisions of New York Law regardless of its state of incorporation and can sue and be sued in the New York courts. The Delaware company would continue to be subject to such provisions until its authority to do business is surrendered, suspended or annulled.

         If the Delaware company were to become subject to the provisions of New York Law referred to above, and such provisions were enforced by New York courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware company. Instead, the Delaware company could be governed by certain New York laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of certain federal income tax consequences to holders of Company Common Stock who receive SML Delaware Common Stock in exchange for their Company Common Stock as a result of the Reincorporation. The discussion does not address all the tax consequences of the Reincorporation that may be relevant to particular Company shareholders, such as dealers in securities.

         In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Reincorporation with respect to such shareholder, including the applicability of federal, state, local or foreign tax laws.

         The Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. No gain or loss will be recognized by holders of Company Common Stock upon receipt of Common Stock of SML Delaware pursuant to the Reincorporation. The tax basis of the Common Stock of SML Delaware received by each shareholder will be the same as the aggregate tax basis of the Company's Common Stock of SML Delaware held by such shareholder at the time of the Reincorporation. The holding period of the Common Stock of SML Delaware received by each shareholder of SML Delaware will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefore, provided that such SML Delaware Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation.

         State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

         The Company should not recognize gain or loss for federal tax purposes as a result of the Reincorporation, and SML Delaware should succeed, without adjustment, to the federal income tax attributes of the Company.

REGULATORY REQUIREMENTS

         In connection with the Reincorporation, the Company will be required to comply with certain state securities and corporate laws and regulations. It is anticipated that the Company will comply with such requirements either before or immediately following approval of the Reincorporation by the shareholders.

EXCHANGE OF STOCK CERTIFICATES.

         If the Merger is consummated, the Company will file its Certificate of Merger with the

Secretary of State of the State of Delaware promptly after the Annual Meeting. The Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for holders of Common Stock in implementing the exchange of their certificates.

         As soon as practicable after the Effective Date, stockholders will be notified and requested to surrender their certificates representing shares of Company Common Stock to the Exchange Agent in exchange for certificates representing SML Delaware Common Stock. One share of SML Delaware Common Stock will be issued in exchange for each one presently issued and outstanding share of Common Stock. Beginning the Effective Date, each certificate representing shares of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of shares of SML Delaware Common Stock.

DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

         Under New York Law, dissenting shareholders of the Company will not be entitled to appraisal rights if the proposed Merger is consummated.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM NEW YORK TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE proposal.

                                  PROPOSAL FOUR

RATIFICATION OF SELECTION OF THE FIRM OF RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

         The Board of Directors upon recommendation of the members of the Audit Committee, concluded that the continued engagement of Richard A. Eisner & Company, LLP as the Company's independent public accountants for the 1998 fiscal year was in the best interests of the Company. The Board of Directors recommends that Stockholders ratify its choice of Richard A. Eisner & Company, LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.


UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.



STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 1998 Annual Meeting of Stockholders, that proposal must be presented to the Company's secretary prior to December 1, 1998.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                       STEVEN MADDEN, LTD.



April 22, 1998                    By:  /s/ STEVEN MADDEN
                                       -----------------------------------------
                                           Steven Madden, Chairman of the Board,
                                           President and Chief Executive Officer

                                     ANNEX A

                               THE 1998 STOCK PLAN

APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON JANUARY 16, 1998


         SECTION 1. PURPOSE. The purpose of the Steven Madden, Ltd. 1998 Stock Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of Steven Madden, Ltd., a New York corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.0001 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

         SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

         The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

                  2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

                  2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code"). Section 422, the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

                  2.3 RULE 16B-3 AND SECTION 16(B) COMPLIANCE; BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board of Directors may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in Section 4 hereof; and no director or officer or other Company
"insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six month period immediately following the grant of the option without complying with the terms of Section 16 of the Exchange Act.

         Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

         SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 1,000,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, canceled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, canceled, or terminated options.

         SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is a director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

         A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

         SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan.

                  5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period.

                  5.3 EXERCISE. Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with Section 5.4 hereof.

                  5.4 PAYMENT OF EXERCISE PRICE. Except as set forth below, payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

                  5.5 WITHHOLDING TAX REQUIREMENT. The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with
Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

                  5.6      NONTRANSFERABILITY.

                           5.6.1 OPTION.  Options granted under the Plan and the
rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

                           5.6.2    STOCK.  The Plan Administrator  may provide
in the agreement granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee, the Company shall have a six month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

                  5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

         If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

         If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

         For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, the stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any Affiliate thereof or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

                  5.9 STATUS OF STOCKHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

                  5.10 CONTINUATION OF EMPLOYMENT. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

                  5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee.
Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in
Section 422(b) of the Code.

                  5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling, (ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

                  5.13     VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

                           5.13.1  EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND
(C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the Notice of Exercise under Section 5.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

                           5.13.2  EXERCISE OF OPTION UNDER SECTION 5.4(B).  The
value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof shall equal the sales price received for such shares.

         SECTION 6.   GREATER THAN TEN PERCENT STOCKHOLDERS.

                  6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

                  6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

         SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

                  7.1. EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.

                           7.1.1    CASH, STOCK, OR OTHER  PROPERTY FOR  STOCK.
Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

                           7.1.2  CONVERSION OF OPTIONS ON STOCK FOR  EXCHANGE
STOCK. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

                  7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

                  7.3 DETERMINATION OF BOARD TO BE FINAL. Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

         SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

         At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the Nasdaq National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

         SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

         SECTION 10. AMENDMENT AND TERMINATION.

                  10.1 BOARD ACTION. The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

                  10.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

         SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board.

                                     ANNEX B

                          PLAN AND AGREEMENT OF MERGER

         AGREEMENT AND PLAN OF MERGER approved on ____________, 1998, by Steven Madden, Ltd., a business corporation organized under the laws of the State of New York, and by its Board of Directors on said date ("Madden N.Y."), and approved on __________, 1998 by Steven Madden, Ltd., a business corporation organized under the laws of the State of Delaware, and by its Board of Directors on said date ("Madden Del.").

         1.             Madden  N.Y.  and Madden  Del.  shall  pursuant  to the
                    provisions of the New York Business Corporation Law and the provisions of the laws of the jurisdiction of organization of Madden Del., be merged with and into a single corporation, to wit, Madden Del., which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the
                    "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its organization. The separate existence of Madden N.Y., which is sometimes hereinafter referred to as the "terminating corporation", shall cease upon the effective date of the merger in accordance with the provisions of the New York Business Corporation Law.

         2.              The  certificate  of  incorporation  of  the  surviving
                    corporation upon the effective date of the merger in the jurisdiction of its organization shall be the certificate of incorporation of said surviving corporation; and said certificate of incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the surviving corporation.

         3.              The  by-laws  of the  surviving  corporation  upon  the
                    effective date of the merger in the jurisdiction of its organization will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its organization.

         4.              The  directors  and officers in office of the surviving
                    corporation upon the effective date of the merger in the jurisdiction of its organization shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

         5.              The  number of  outstanding  shares of the  terminating
                    corporation is ______________shares, all of which are of one class and are common shares and all of which are entitled to vote.

                  Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into one (1) share of the surviving corporation. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

         6.              The  Agreement  and  Plan of  Merger  herein  made  and
                    approved shall be submitted to the shareholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the New York Business Corporation Law, and the merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the surviving corporation.

         7.              In the  event  that the  Agreement  and Plan of  Merger
                    shall have been approved by the shareholders entitled to vote of the terminating corporation in the manner prescribed by the provisions of the New York Business Corporation Law, and in the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the surviving corporation, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of New York and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

         8.              The Board of Directors  and the proper  officers of the
                    terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

         9.              The  effective  date in the  State  of New  York of the
                    merger herein provided for shall be the date of filing of the Certificate of Merger.

                  IN WITNESS WHEREOF, each of the constituent corporations are executing this Agreement and Plan of Merger as of the ___ day of ________, 1998.


                                    STEVEN MADDEN, LTD. (a New York Corporation)

                                    By: ________________________________________
                                         Name:
                                         Title:

                                    STEVEN MADDEN, LTD. (a Delaware Corporation)

                                    By: ________________________________________
                                         Name:
                                         Title:

                                 Title: ANNEX C

                  CERTIFICATE OF INCORPORATION OF SML DELAWARE

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

         FIRST:   The  name  of  the   corporation   (hereinafter   called   the
"corporation") is Steven Madden, Ltd.

         SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805-1297; and the name of the registered agent of the corporation in the State of Delaware at such address is CSC The United States Corporation Company.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is sixty five million, which are divided into five million shares of Preferred Stock of a par value of one tenth of a mill ($.0001) each and sixty million shares of Common Stock of a par value of one tenth of a mill ($.0001) each.

         The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

         No holder of any of the shares of the stock of the corporation, whether now or hereafter authorized and issued, shall be entitled as of right to purchase or subscribe for any unissued stock of any class, or any additional shares of any class to be issued by reason of any increase of the authorized capital stock of any class of the corporation, or bonds, certificates of indebtedness, debentures, or other securities convertible into stock of any class of the corporation, or carrying any right to purchase stock of any class of the corporation, but any such unissued stock or any such additional authorized issue of any stock or of other securities convertible into stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations, or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its discretion.

         FIFTH: The name and mailing address of the incorporator are as follows:

         NAME              MAILING ADDRESS



         SIXTH:   The corporation is to have perpetual existence.

         SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under ss. 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under ss. 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         EIGHTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:


         1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

         2. After the original or other Bylaws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of ss. 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of ss. 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

         3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of ss. 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         NINTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of ss. 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

         TENTH: The corporation shall, to the fullest extent permitted by the provisions of SS 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

Signed on _______________, 1998.







                                                 _______________________________
                                                 Incorporator

                                     ANNEX D

                             BY-LAWS OF SML DELAWARE

                                    ARTICLE I

                                  STOCKHOLDERS

         1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

         The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

         2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

         3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

         4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

         5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

         7. STOCKHOLDER MEETINGS.

         - TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

         - PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

         - CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

         - NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

         - STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

         - CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

         - PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

         - INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

         - QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

         - VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

         8. STOCKHOLDER ACTION WITHOUT MEETINGS. Any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

                                   ARTICLE II

                                    DIRECTORS

         1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

         2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of two persons. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be two. The number of directors may be increased or decreased by action of the stockholders or of the directors.

         3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.


         4. MEETINGS.

         - TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

         - PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

         - CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

         - NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

         - QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

         Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

         - CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

         5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

         6. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

         7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE III

                                    OFFICERS

         The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

         Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

         All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

                                   ARTICLE IV

                                 CORPORATE SEAL

         The corporate seal shall be in such form as the Board of Directors shall prescribe.

                                    ARTICLE V

                                   FISCAL YEAR

         The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                   ARTICLE VI

                               CONTROL OVER BYLAWS

         Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.


         I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of Steven Madden, Ltd., a Delaware corporation, as in effect on the date hereof.

Dated:


                                     ___________________________________________
                                               Arvind Dharia, Secretary





(SEAL)

STEVEN MADDEN, LTD.                                                        PROXY
                               STEVEN MADDEN, LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

         The undersigned hereby appoint(s) Mr. Steven Madden with the power of substitution and resubstitution to vote any and all shares of capital stock of Steven Madden, Ltd. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on May 22, 1998, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):


1.       ELECTION OF DIRECTORS

                  VOTE

[ ] FOR ALL nominees list below EXCEPT as marked to the contrary below

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

[ ]               ABSTAIN

Steven Madden, Rhonda J. Brown, Arvind Dharia, John L. Madden, John Basile, Les Wagner, and Peter Migliorini.

2.       ADOPTION OF THE 1998 STOCK PLAN

[ ]               FOR the adoption of the 1998 Stock Plan

[ ]               WITHHOLD AUTHORITY

[ ]               ABSTAIN

3.       REINCORPORATION IN DELAWARE

[ ]               FOR the reincorporation in the State of Delaware

[ ]               WITHHOLD AUTHORITY

[ ]               ABSTAIN

4. RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP. AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 1998.

[ ]               FOR the ratification of the appointment of Richard A. Eisner &
                  Company, LLP.

[ ]               WITHHOLD AUTHORITY

[ ]               ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SEVEN (7) NOMINEES NAMED IN ITEM 1, THE ADOPTION OF THE 1998 STOCK PLAN IN ITEM 2, THE REINCORPORATION OF THE COMPANY IN DELAWARE IN ITEM 3 AND THE RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & CO., LLP. AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 1998 IN ITEM 4.

         In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STEVEN MADDEN, LTD.

                                   Dated:_____________________

                                   ___________________________
                                   Signature

                                   ___________________________
                                   Signature if jointly owned:

                                   ___________________________
                                   Print name:


                                   Please  sign  exactly as the name  appears on
                                   your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

      PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                     IN THE ENCLOSED ENVELOPE